UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017 (February 10, 2017)

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Tellurian Inc. (“we”, “us”, “Tellurian” or the “Company”), a Delaware corporation formerly known as Magellan Petroleum Corporation (“Magellan”), is filing this Amendment No. 1 on Form 8-K/A (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 10, 2017 (the “Original Filing”), to file the audited financial statements for the fiscal year ended December 31, 2016 (the “Audited Financial Statements”) of Tellurian Investments Inc. (“Tellurian Investments”) which was acquired by Magellan on February 10, 2017, and to file the business and properties and pro forma information of Tellurian described below.

As discussed more fully in our Original Filing, on February 10, 2017, Tellurian completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of August 2, 2016, as amended (the “Merger Agreement”), by and among Magellan, Tellurian Investments, and River Merger Sub, Inc., a direct, wholly owned subsidiary of Magellan (“Merger Sub”).

Pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.001 per share, of Tellurian Investments was canceled and converted into the right to receive 1.300 shares of common stock, par value $0.01 per share, of the Company, and Merger Sub merged with and into Tellurian Investments, with Tellurian Investments continuing as the surviving corporation and a subsidiary of the Company. The Merger will be accounted for as a “reverse acquisition” in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Under U.S. GAAP, Tellurian Investments will be treated as the accounting acquirer in the Merger.

The Audited Financial Statements as of and for the year ended December 31, 2016, and pro forma financial information relating to the Merger as of that date, is included in this report. Except for the Audited Financial Statements and pro forma financial information, this Amended Filing does not amend or restate the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries, except that, as set forth in Item 8.01 below, certain supplemental information regarding the Company is included in Exhibit 99.1 hereto and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported by the Company in its Current Report on Form 8-K filed on February 10, 2017, the Company completed the Merger. The Company hereby amends the initial report to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K in connection with the Merger.

Item 8.01.	Other Events.

Exhibit 99.1 hereto contains certain supplemental disclosures regarding Tellurian following the completion of the Merger and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited balance sheet of Tellurian Investments as of December 31, 2016, and audited statements of operations, changes in stockholders’ equity, and cash flows for the year ended December 31, 2016, and related notes, are filed as Exhibit 99.2 to this Amended Filing and incorporated herein by reference.

The audited balance sheets of Tellurian Services LLC as of April 9, 2016, December 31, 2015 and 2014 and audited statements of operations, changes in members’ capital equity, and cash flows for the period from January 1, 2016 through April 9, 2016 and the years ended December 31, 2015 and 2014, and related notes, are filed as Exhibit 99.3 to this Amended Filing and incorporated herein by reference.

(b) Pro forma financial information.

The Company’s unaudited pro forma consolidated combined balance sheet as of December 31, 2016, and unaudited pro forma consolidated combined statements of operations for the year ended December 31, 2016, and related notes, showing the pro forma effects of the Company’s acquisition of Magellan, are filed as Exhibit 99.4 to this Amended Filing and incorporated herein by reference.

(d) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLURIAN INC.

By:	/s/ Antoine J. Lafargue
Antoine J. Lafargue
Senior Vice President and Chief Financial Officer
(as Principal Financial Officer)

Date: March 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

23.3	Consent of Allen & Crouch Petroleum Engineers Inc., independent petroleum engineer

99.1	Supplemental Disclosures Relating to Tellurian Inc.

99.2	Audited Consolidated Financial Statements of Tellurian Investments Inc.

99.3	Audited Financial Statements of Tellurian Services LLC

99.4	Unaudited Pro Forma Consolidated Combined Financial Statements of Tellurian Inc.